SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
July 20, 2001
Fleet Home Equity Loan Trust 2001-1
(Exact name or Registrant as specified in its charter)
New York
Reg. No.333-53662
Not Required
(State or other jurisdiction of
incorporation)
(Commission File Number)
(I.R.S. Employer
Identification Number)
Fleet National Bank
Attention: William Mutterperl, General Counsel
(Address of Seller/Servicer)
100 Federal Street
Boston, Massachusetts 02110
(Address of principal executive offices)
(617) 434-2200 (Telephone Number of Seller/Servicer)
(Registrant's Telephone Number)
Items 1-4.
Item 5. Other Events.
Information from the June 2001 Monthly Period is presented for the Fleet Home Equity Loan Trust, Series 2001-1
Noteholders under the Sale and Servicing Agreement dated May 15, 2001 between Fleet National Bank, as Seller and Servicer, Fleet Home Equity Loan Trust 2001-1, as the Trust, Fleet Home Equity Loan LLC, as Depositor,
and U.S Bank National Association as Indenture Trustee.
Item 6.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Monthly reports for June 2001 Monthly Period relating to Fleet Home Equity Loan Asset Backed Notes Series
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Inapplicable.
Inapplicable.
2001-1.
100 Federal Street
Boston, Massachusetts 02110

(Registrant)
Fleet Home Equity Loan Trust 2001-1
BY: Fleet National Bank
(Seller/Servicer)
Date:
July 20, 2001
BY: /s/ JEFFREY A. LIPSON
Name: Jeffrey A. Lipson
Title: Vice President
EXHIBIT INDEX
Exhibit
Sequential
Page No.
1.
Loan Asset Backed Notes Series 2001-1.
Monthly reports for June 2001 Monthly Period relating to Fleet Home Equity
3